SECURITY AGREEMENT

                              (ONKYO AMERICA, INC.)

         THIS SECURITY AGREEMENT (this "Agreement") dated as of August 31, 2000, is among ONKYO AMERICA, INC., an Indiana corporation (together with its successor, and assigns, the "Company"); the other persons or entities which from time to time become parties hereto as debtors (collectively, including the Company, the "Debtors" and individually each a "Debtor"); and GMAC BUSINESS CREDIT, LLC, a Delaware limited liability company ("Agent").

                              W I T N E S S E T H:

         WHEREAS, Onkyo Acquisition Corporation, an Indiana corporation ("Onkyo"), entered into a Credit Agreement dated as of August 31, 2000 (as amended or otherwise modified from time to time, the "Credit Agreement") with the Agent and the lenders party thereto ("Lenders"), pursuant to which the Lenders agreed to make loans to Onkyo;

         WHEREAS, Onkyo intends to merge with and into the Company and the Company will be the surviving entity (the "Merger"); and

         WHEREAS, pursuant to Section 10.11 of the Credit Agreement and certain other provisions thereof, the Merger requires the consent of the Agent, which consent the Agent is unwilling to give without the Company (who will be assuming all of Onkyo's rights, duties and liabilities under the Credit Agreement and the related Loan Documents in connection with the Merger) entering into this Agreement.

         NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Company under or in connection with the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1) Definitions. When used herein, (a) the terms Certificated Security, Chattel Paper, Deposit Account, Document, Equipment, Financial Asset, Fixture,
     Goods, Inventory, Instrument, Investment Property, Security, Security Entitlement and Uncertificated Security have the respective meanings assigned thereto in the UCC (as defined below); (b) capitalized terms which are not otherwise defined have the respective meanings assigned thereto in the Credit Agreement; and (c) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

2) Account Debtor means the party who is obligated on or under any Account Receivable, Contract Right or General Intangible.

3) Account Receivable means, with respect to any Debtor, any right of such Debtor to payment for goods sold or leased or for services rendered. 4) Assigned Agreements means, with respect to any Debtor, all of such Debtor's right, title and interest in and to each of the agreements listed on
     Schedule VI hereto, in each case as such agreements may be amended or otherwise modified from time to time.

5)   Assignee Deposit Account - see Section 4.

6) Collateral means, with respect to any Debtor, all property and rights of such Debtor in which a security interest is granted hereunder.

7) Computer Hardware and Software means, with respect to any Debtor, all of such Debtor's rights (including rights as licensee and lessee) with respect to (i) computer and other electronic data processing hardware, including all integrated computer systems, central processing units, memory units, display terminals, printers, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (ii) all software programs designed for use on the computers and electronic data processing hardware described in clause (i) above, including all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) any firmware associated with any of the foregoing; and (iv) any documentation for hardware, software and firmware described in clauses (i), (ii) and (iii) above, including flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

8) Contract Right means, with respect to any Debtor, any right of such Debtor to payment under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

9) Default means the  occurrence  of: (a) any  Unmatured  Event of Default under
Section 12.1.1 or 12.1.4 of the Credit Agreement; or (b) any Event of Default. General Intangibles means, with respect to any Debtor, all of such Debtor's "general intangibles" as defined in the UCC and, in any event, includes (without limitation) all of such Debtor's trademarks, trade names, patents, copyrights, trade secrets, customer lists, inventions, designs, software programs, mask works, goodwill, registrations, licenses, franchises, tax refund claims, guarantee claims, security interests and rights to indemnification.

10) Intellectual Property means all past, present and future: trade secrets and other proprietary information; trademarks, service marks, business names, designs, logos, indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; and all common law and other rights throughout the world in and to all of the foregoing.

11) Liabilities means, as to each Debtor, all obligations (monetary or otherwise) of such Debtor under the Credit Agreement, any Note, any other Loan Document or any other document or instrument executed in connection therewith and, in the case of the Company, all Hedging Obligations owed to Agent, if any, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

12) Non-Tangible Collateral means, with respect to any Debtor, collectively, such Debtor's Accounts Receivable, Contract Rights and General Intangibles.

13) UCC means the Uniform Commercial Code as in effect in the State of Illinois on the date of this Agreement; provided that, as used in Section 8 hereof, "UCC" shall mean the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

14) Grant of Security Interest. As security for the payment of all Liabilities, each Debtor hereby assigns to the Agent, and grants to the Agent, a continuing security interest in, the following, whether now or hereafter existing or acquired:

15)               All of such Debtor's:

         a)       Accounts Receivable;

         b) Assigned Agreements, including, without limitation, (i) all rights of such Debtor to receive monies due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Debtor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Debtor for damages arising out of or for breach or default under the Assigned Agreements and (iv) the right of such Debtor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

         c)       Certificated Securities;

         d)       Chattel Paper;

         e) Computer Hardware and Software and all rights with respect thereto, including, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

         f)       Contract Rights;

         g)       Deposit Accounts;

         h)       Documents;

         i)       Financial Assets;

         j)       General Intangibles;

         k) Goods (including all of its Equipment, Fixtures and Inventory), and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

         l)       Instruments;

         m)       Intellectual Property;

         n)       Investment Property;

         0)       money (of every jurisdiction whatsoever);

         p)       Security Entitlements;

         q)       Uncertificated Securities; and

to the extent not included in the foregoing, other personal property of any kind or description; together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing; provided that to the extent that the provisions of any lease or license of Computer Hardware and Software or Intellectual Property expressly prohibit (which prohibition is enforceable under applicable law) the assignment thereof, and the grant of a security interest therein, such Debtor's rights in such lease or license shall be excluded from the foregoing assignment and grant for so long as such prohibition continues, it being understood that upon request of the Agent, such Debtor will in good faith use reasonable efforts to obtain consent for the creation of a security interest in favor of the Agent in such Debtor's rights under such lease or license.

16. Warranties. Each Debtor warrants that: (i) no financing statement (other than any which may have been filed on behalf of the Agent or in connection with liens expressly permitted by the Credit Agreement ("Permitted Liens")) covering any of the Collateral is on file in any public office; (ii) such Debtor is and will be the lawful owner of all Collateral, free of all liens and claims whatsoever, other than the security interest hereunder and Permitted Liens, with full power and authority to execute this Agreement and perform such Debtor's obligations hereunder, and to subject the Collateral to the security interest hereunder; (iii) all information with respect to Collateral and Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by such Debtor to the Agent is and will be true and correct in all material respects as of the date furnished; (iv) such Debtor's chief executive office and principal place of business are as set forth on
Schedule I hereto (and such Debtor has not maintained its chief executive office and principal place of business at any other location at any time after January 1, 2000; (v) each other location where such Debtor maintains a place of business is set forth on Schedule II hereto; (vi) except as set forth on Schedule III hereto, such Debtor is not now known and during the five years preceding the date hereof has not previously been known by any trade name; (vii) except as set forth on Schedule III hereto, during the five years preceding the date hereof such Debtor has not been known by any legal name different from the one set forth on the signature pages of this Agreement nor has such Debtor been the subject of any merger or other corporate reorganization; (viii) Schedule IV hereto contains a complete listing of all of such Debtor's Intellectual Property which is subject to registration statutes; (ix) such Debtor is not in default under any Assigned Agreement, and, to the knowledge of such Debtor, neither such Debtor nor any party to an Assigned Agreement with such Debtor is in default thereunder or has a claim or defense thereunder or relating thereto against such party or such Debtor, respectively; (x) such Debtor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation; (xi) the execution and delivery of this Agreement and the performance by such Debtor of its obligations hereunder are within such Debtor's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of such Debtor or of any material agreement, indenture, instrument or other document, or any material judgment, order or decree, which is binding upon such Debtor; (xii) this Agreement is a legal, valid and binding obligation of such Debtor, enforceable in accordance with its terms, except that the enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and (xiii) such Debtor is in compliance with the requirements of all applicable laws (including the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which would reasonably be expected to result in a Material Adverse Effect.

17. Collections, etc. Until such time during the existence of a Default as the Agent shall notify such Debtor of the revocation of such power and authority, each Debtor (a) may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by such Debtor for such purpose, use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Debtor for such purpose, and use, in the ordinary course of its business (but subject to the terms of the Credit Agreement), the cash proceeds of Collateral and other money which constitutes Collateral, (b) will, at its own expense, endeavor to collect, as and when due, all amounts due under any of the Non-Tangible Collateral, including the taking of such action with respect to such collection as the Agent may reasonably request in writing or, in the absence of such request, as such Debtor may deem advisable, and (c) may grant, in the ordinary course of business, to any party obligated on any of the Non-Tangible Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Non-Tangible Collateral. The Agent, however, may, at any time that a Default exists, whether before or after any revocation of such power and authority or the maturity of any of the Liabilities, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the Agent of any amounts due or to become due thereunder and enforce collection of any of the Non-Tangible Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon the written request of the Agent during the existence of a Default, each Debtor will, at its own expense, notify any or all parties obligated on any of the Non-Tangible Collateral to make payment to the Agent of any amounts due or to become due thereunder.

18. Upon written request by the Agent during the existence of a Default, each Debtor will forthwith, upon receipt, transmit and deliver to the Agent, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Agent) which may be received by such Debtor at any time in full or partial payment or otherwise as proceeds of any of the Collateral. Except as the Agent may otherwise consent in writing, any such items which may be so received by any Debtor will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Agent until delivery is made to the Agent. Each Debtor will comply with the terms and conditions of any consent given by the Agent pursuant to the foregoing sentence.

19. During the existence of a Default, all items or amounts which are delivered by any Debtor to the Agent on account of partial or full payment or otherwise as proceeds of any of the Collateral shall be deposited to the credit of a deposit account (each an "Assignee Deposit Account") of such Debtor with Agent (or another financial institution selected by the Agent) over which the Agent has sole dominion and control, as security for payment of the Liabilities. No Debtor shall have any right to withdraw any funds deposited in the applicable Assignee Deposit Account. The Agent may, from time to time, in its discretion, and shall upon request of the applicable Debtor made not more than once in any week, apply all or any of the then balance, representing collected funds, in the Assignee Deposit Account toward payment of the Liabilities, whether or not then due, in such order of application as the Agent may determine, and the Agent may, from time to time, in its discretion, release all or any of such balance to the applicable Debtor.

20. The Agent (or any designee of the Agent) is authorized to endorse, in the name of the applicable Debtor, any item, howsoever received by the Agent, representing any payment on or other proceeds of any of the Collateral. The Agent shall give notice to the applicable Debtor of any such endorsement contemporaneously therewith.

21. Certificates, Schedules and Reports. Each Debtor will from time to time, as the Agent may request in writing, deliver to the Agent such schedules, certificates and reports respecting all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by such Debtor in full or partial payment of any of the Collateral, as the Agent may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of such Debtor and shall be in such form and detail as the Agent may specify. Each Debtor shall immediately notify the Agent of the occurrence of any event causing any loss or depreciation in the value of its Inventory or other Goods which is material to the Company and its Subsidiaries, if any, taken as a whole, and such notice shall specify the amount of such loss or depreciation.

22. Agreements of the Debtors. Each Debtor (a) will, upon request of the Agent, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed appropriate by the Agent) and do such other acts and things (including, delivery to the Agent of any Instruments or Certificated Securities which constitute Collateral), all as the Agent may from time to time reasonably request, to establish and maintain a valid security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever, other than Permitted Liens) to secure the payment of the Liabilities; (b) will keep all its Inventory at, and will not maintain any place of business at any location other than, its address(es) shown on Schedules I and II hereto or at such other addresses of which such Debtor shall have given the Agent not less than 10 days' prior written notice, (c) will keep its records concerning the Non-Tangible Collateral in such a manner as will enable the Agent or its designees to determine at any time the status of the Non-Tangible Collateral; (d) will furnish the Agent such information concerning such Debtor, the Collateral and the Account Debtors as the Agent may from time to time reasonably request; (e) will permit the Agent and its designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours (or at any time without notice during the existence of a Default) to inspect such Debtor's Inventory and other Goods, on reasonable notice and at reasonable times during normal business hours (or at any time without notice during the existence of a Default), and to inspect, audit and make copies of and extracts from all records and other papers in the possession of such Debtor pertaining to the Collateral and the Account Debtors, and will, upon written request of the Agent during the existence of a Default, deliver to the Agent all of such records and papers; (f) will, upon written request of the Agent, stamp on its records concerning the Collateral, and add on all Chattel Paper constituting a portion of the Collateral, a notation, in form satisfactory to the Agent, of the security interest of the Agent hereunder; (g) except for the sale or lease of Inventory in the ordinary course of its business and sales of Equipment which is no longer useful in its business or which is being replaced by similar Equipment, will not sell, lease, assign or create or permit to exist any Lien on any Collateral other than Permitted Liens; (h) without limiting the provisions of Section 10.3 of the Credit Agreement, will at all times keep all of its Inventory and other Goods insured under policies maintained with reputable, financially sound insurance companies against loss, damage, theft and other risks to such extent as is customarily maintained by companies similarly situated, and cause all such policies to provide that loss thereunder shall be payable to the Agent (it being understood that (A) so long as no Default shall be existing, the Agent shall deliver any proceeds of such insurance which may be received by it to such Debtor and (B) whenever a Default shall be existing, the Agent may apply any proceeds of such insurance which may be received by it toward payment of the Liabilities, whether or not due, in such order of application as the Agent may determine), and such policies or certificates thereof shall, if the Agent so requests, be deposited with or furnished to the Agent; (i) will take such actions as are reasonably necessary to keep its Inventory in good repair and condition; (j) will take such actions as are reasonably necessary to keep its Equipment in good repair and condition and in good working order, ordinary wear and tear excepted; (k) will promptly pay when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, operation, possession, maintenance or use of its Equipment and other Goods; (l) will, upon written request of the Agent, (i) cause to be noted on the applicable certificate, in the event any of its Equipment is covered by a certificate of title, the security interest of the Agent in the Equipment covered thereby, and (ii) deliver all such certificates to the Agent or its designees; (m) will take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral; (n) except as listed on Schedule V, will keep all of the tangible Collateral in the United States; (o) shall perform materially all covenants, stipulations, agreements and obligations under any Assigned Agreement; and (p) will reimburse the Agent for all expenses, including reasonable attorney's fees and charges (including time charges of attorneys who are employees of the Agent), incurred by the Agent in seeking to collect or enforce any rights in respect of such Debtor's Collateral.

23. Any expenses incurred in protecting, preserving or maintaining any Collateral shall be borne by the applicable Debtor. Whenever a Default shall be existing, the Agent shall have the right to bring suit to enforce any or all of the Intellectual Property or licenses thereunder, in which event the applicable Debtor shall at the request of the Agent do any and all lawful acts and execute any and all proper documents required by the Agent in aid of such enforcement and such Debtor shall promptly, upon demand, reimburse and indemnify the Agent for all costs and expenses incurred by the Agent in the exercise of its rights under this Section 6. Notwithstanding the foregoing, the Agent shall have no obligation or liability regarding the Collateral or any thereof by reason of, or arising out of, this Agreement.

24. Default. Whenever a Default shall be existing, the Agent may exercise from time to time any right or remedy available to it under applicable law. Each Debtor agrees, in case of Default, (i) to assemble, at its expense, all its Inventory and other Goods (other than Fixtures) at a convenient place or places acceptable to the Agent, and (ii) at the Agent's request, to execute all such documents and do all such other things which may be necessary or desirable in order to enable the Agent or its nominee to be registered as owner of the Intellectual Property with any competent registration authority. Any notification of intended disposition of any of the Collateral required by law shall be deemed reasonably and properly given if given at least ten days before such disposition. Any proceeds of any disposition by the Agent of any of the Collateral may be applied by the Agent to payment of expenses in connection with the Collateral, including reasonable attorney's fees and charges (including time charges of attorneys who are employees of the Agent), and any balance of such proceeds may be applied by the Agent toward the payment of such of the Liabilities, and in such order of application, as the Agent may from time to time elect.

25. General. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession (a) if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property of a similar nature, or (b) if it takes such action for that purpose as any applicable Debtor requests in writing, including, without limitation, providing written information to Debtor of all cash constituting Collateral in the custody of the Agent, but failure of the Agent to comply (unless due to the Agent's gross negligence or willful misconduct) with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent (other than due to the Agent's gross negligence or willful misconduct) to preserve or protect any right with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by any Debtor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of such Collateral.

26. Any notice from the Agent to any Debtor, if mailed, shall be deemed given five days after the date mailed, postage prepaid, addressed to such Debtor either at such Debtor's address shown on Schedule I hereto or at such other address as such Debtor shall have specified in writing to the Agent as its address for notices hereunder.

27. Each of the Debtors agrees to pay all expenses, including reasonable attorney's fees and charges (including time charges of attorneys who are employees of the Agent) paid or incurred by the Agent in endeavoring to collect the Liabilities of such Debtor, or any part thereof, and in enforcing this Agreement against such Debtor, and such obligations will themselves be Liabilities.

28. No delay on the part of the Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

29. This Security Agreement shall remain in full force and effect until all Liabilities have been paid in full and all Commitments have terminated. If at any time all or any part of any payment theretofore applied by tie Agent to any of the Liabilities is or must be rescinded or returned by the Agent for any reason whatsoever (including the insolvency, bankruptcy or reorganization of any Debtor), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent had not been made. At such time that this Agreement is no longer in full force and effect, the Agent will, at the appropriate Debtor's expense, execute and deliver to such Debtor such documents as are reasonably necessary to evidence the termination of the pledge, assignment and security interest granted hereby and deliver all property belonging to such Debtor held by the Agent.

30. Upon any sale, lease, transfer or other disposition of any item of Collateral as specifically permitted by and in accordance with the terms of this Agreement and the Loan Documents (other than sales of Inventory in the ordinary course of business), the Agent will, at the appropriate Debtor's expense, execute and deliver to such Debtor such documents as are reasonably necessary to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that at the time of such request and such release no Default shall have occurred and be continuing.

31. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State, subject, however, to the applicability of the UCC of any jurisdiction in which any Goods of any Debtor may be located at any given time or as otherwise restricted by the UCC. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

32. The rights and privileges of the Agent hereunder shall inure to the benefit of its successors and assigns.

33. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. At any time after the date of this Agreement, one or more additional Persons may become parties hereto by executing and delivering to the Agent a counterpart of this Agreement together with supplements to the Schedules hereto setting forth all relevant information with respect to such party as of the date of such delivery. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all the terms of, this Agreement.

34. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE
PURPOSE  OF ANY  SUCH  LITIGATION  AS  SET  FORTH  ABOVE.  EACH  DEBTOR  FURTHER
IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH ON SCHEDULE I HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

35. EACH DEBTOR AND THE AGENT HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR
AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

36. It is the intention of the parties hereto that the priorities and agreements herein contained continue to apply after the enactment by the various States of Revised Article 9--Secured Transactions (with conforming amendments to Articles 1, 2, 2a, 4, 5, 6, 7 and 8) to the UCC as approved by The American Law Institute in 1998 and approved and recommended for enactment in all the States by the National Conference of Commissioners for Uniform State Laws in 1998 ("Revised
Article 9") and the effectiveness of Revised Article 9 in any State. After the effectiveness of Revised Article 9 in any State governing perfection and the effect of perfection or non-perfection of a security interest in any Collateral, as to such State and such Collateral, (i) all section references herein to, and all defined terms used herein defined in, Article 9 of the UCC as currently in effect shall be deemed to be to any corresponding Section or definition of Revised Article 9, and (ii) if any definition used herein by reference to Revised Article 9 is broader than the corresponding definition used in current
Article 9 of the UCC, such broader definition will apply herein.

                            [SIGNATURE PAGE FOLLOWS]

                        Security Agreement Signature Page

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

DEBTORS:

ONKYO AMERICA, INC.


By:
Title:


AGENT:

GMAC BUSINESS CREDIT, LLC


By:
Name: Mary C. Bookman
Title: Vice President

                                  Schedule I

              To the Security Agreement among GMAC Business Credit,
                           LLC and Onkyo America, Inc.

Chief Executive Office and Principal Place of Business

                               Onkyo America, Inc.

                                3030 Barker Drive

                               Columbus, IN 47201

                                   Schedule II

                            To the Security Agreement

                               among GMAC Business

                              Credit, LLC And Onkyo

                                  America, Inc.

Other Locations Where a Place of Business is Maintained

1)       Onkyo America, Inc.
         2300 Boswell Road
         Suite 204
         Chula Vista, CA 91914

2)       Onkyo America, Inc.
         16263 Rainbow Ridge Road
         Chino Hills, CA 91709


Other Locations Where Inventory is Stored

1)       [        *        ]

2)       [        *        ]

3)       [        *        ]

4)       [        *        ]

5)       [        *        ]




* Confidential portions omitted and filed separately with the Commission.

                                  Schedule III

                            To the Security Agreement

                               among GMAC Business

                              Credit, LLC And Onkyo

                                  America, Inc.

                                   Trade Names

                                      None

                                   Schedule IV

            To the Security Agreement among GMAC Business Credit, LLC And Onkyo America, Inc.

                              Intellectual Property

1)       Subwoofer and cone tecnology owned by Onkyo Corporation:

Patent  Number  4,377,617  for  Loudspeaker  Diaphragm and process for Producing
Same.

Patent Number 4,709,392 for Dome Speaker with Diaphragm Having at Least One Elongated Cut-Out Portion.

Patent Number 5,205,897 for Method of Bonding Loudspeaker Diaphragm.

2) Pursuant to the Share Purchase Agreement dated June 29, 2000, and amended as of August 3, 2000, among Onkyo Europe Electronics GmbH, Onkyo Malaysia SDN.BHD., Onkyo Corporation, Global Technovations, Inc., and Onkyo America, Inc. ("Share Purchase Agreement"), Onkyo America, Inc. was granted the following: a) a royalty-free license and right to possess, use, display and reproduce the name "Onkyo America," "Onkyo America, Inc.," in connection with Onkyo America, Inc.'s business for five years from August 31, 2000; and (b) the right to use, display and reproduce the "Onkyo" name on Onkyo Group Speakers (as defined in the Share Purchase Agreement) in its capacity as exclusive distributor for Onkyo Corporation under the Distributoin and Technical Service Agreement, dated August 31, 2000, by and among Onkyo Corporation and Onkyo America, Inc.

3) Pursuant to the Asset Purchase Agreement, dated September 30, 1999, by and among Top Source Automotive, Inc., Top Source Technologies, Inc. and Onkyo America, Inc., Onkyo America acquired rights in the following trade names: Top Source Automotive, Inc., Top Source Automotive and Top Source.

                                   Schedule V

              To the Security Agreement among GMAC Business Credit,
                           LLC And Onkyo America, Inc.

                     Collateral Not Located in United States

                                      None.

                                   Schedule VI

              To the Security Agreement among GMAC Business Credit,
                           LLC and Onkyo America, Inc.

                               Assigned Contracts

     Share Purchase Agreement dated June 29, 2000, and amended as of August 3, 2000, by and among Onkyo Europe Electronics GmbH, Onkyo Malaysia SDN.BHD., Onkyo Corporation and Global Technovations, Inc. and Onkyo America, Inc.